PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)     Read the Proxy Statement and have the proxy card below at hand.

2)     Go to Website www.proxyvote.com

3)     Enter the control number set forth on the proxy card and follow the simple instructions.

To vote by Telephone

1)     Read the Proxy Statement and have the proxy card below at hand.

2)     Call 1-800-690-6903

3)     Enter the control number set forth on the proxy card and follow the simple instructions.

To vote by Mail

1)     Read the Proxy Statement.

2)     Check the appropriate box on the proxy card below.

3)     Sign and date the proxy card.

4)     Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E35188-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL				For	Against	Abstain

1.	To approve an amended fundamental policy regarding industry concentration.			☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Proxy.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E35189-TBD

JNL SERIES TRUST SPECIAL MEETING OF SHAREHOLDERS MARCH 28, 2018, 9:00 A.M.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF JNL SERIES TRUST.

The undersigned hereby appoints Susan S. Rhee and Kelly L. Crosser as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of beneficial interest of the Fund held of record by the undersigned on February 2, 2018, at the Special Meeting of the Shareholders to be held on March 28, 2018 or any adjournment thereof (the "Meeting").

IF VOTING BY MAIL, PLEASE MARK, SIGN AND DATE THIS PROXY CARD WHERE INDICATED AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof. If you simply sign and date the proxy card but give no voting instructions, the shares will be voted in favor of the Proposal and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1)     Read the Proxy Statement and have the voting instruction card below at hand.

2)     Go to website www.proxyvote.com

3)     Follow the instructions provided on the website.

To vote by Telephone

1)     Read the Proxy Statement and have the voting instruction card below at hand.

2)     Call 1-800-690-6903

3)     Follow the instructions.

To vote by Mail

1)     Read the Proxy Statement.

2)     Check the appropriate box on the voting instruction card below.

3)     Sign and date the voting instruction card.

4)     Return the voting instruction card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
E35190-TBD	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSAL				For	Against	Abstain

1.	To approve an amended fundamental policy regarding industry concentration.			☐	☐	☐

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in full partnership name by authorized person.

Please be sure to sign and date this Voting Instruction Card.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:

The Proxy Statement is available at www.proxyvote.com.

E35191-TBD

VOTING INSTRUCTION CARD JNL SERIES TRUST VOTING INSTRUCTION CARD SPECIAL MEETING OF SHAREHOLDERS March 28, 2018, 9:00 a.m.

The undersigned hereby appoints the Company mentioned on the reverse side of this Voting Instruction Card and hereby authorizes them to represent and to vote, as designated on the reverse, at the Special Meeting of Shareholders on March 28, 2018, and at any adjournments thereof (the "Meeting"), all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Card. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on the separate account, the Company will either not vote all shares attributable to the account value, or will vote all shares attributable to the account value in proportion to all voting instructions for the Fund actually received from contract holders in the separate account.

PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ON THE REVERSE SIDE TO AUTHORIZE THE VOTING OF THE SHARES AS INDICATED. IF SIGNING AS A REPRESENTATIVE, PLEASE INCLUDE CAPACITY.